UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
GREAT-WEST FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Scott C. Sipple
President and Chief Executive Officer
Great-West Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: April 30
Date of reporting period: April 30, 2019

Item 1. REPORTS TO STOCKHOLDERS
GREAT-WEST FUNDS, INC.
Great-West Core Strategies: U.S. Equity Fund
(Institutional Class and Class L)
Annual Report
April 30, 2019
On June 5, 2018 the Securities and Exchange Commission (“SEC”) adopted new rule 30e-3 under the Investment Company Act of 1940. Subject to conditions, new rule 30e-3 will provide certain registered investment companies with an optional method to satisfy their obligations to transmit shareholder reports by making such reports and other materials accessible at a website address specified in a notice to investors.
Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.greatwestfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can contact (866) 345-5954 or make elections online at www.fundreports.com to let your financial intermediary know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.

Management Discussion
Effective June 25, 2018, the inception date of the Fund, Great-West Funds, Inc. and Great-West Capital Management, LLC retained Irish Life Investment Managers Limited (“ILIM”), J.P. Morgan Investment Management Inc. (“JPMorgan”), Loomis, Sayles & Company, L.P. (“Loomis Sayles”) and Putnam Investment Management, LLC (“Putnam”) as sub-advisers to the Fund.
For the since inception period ended April 30, 2019, the Fund (Institutional Class shares) returned 4.89% relative to a 7.29% return for the Russell 3000 Index, the Fund’s benchmark index.
ILIM Commentary
2018 was a volatile year for U.S. equities with the market ending the year in negative territory. While the fiscal packages from the start of 2018 provided a positive backdrop for the U.S. equity market and helped contribute to the initial gains, a number of issues arose throughout the year which led to occasional setbacks in the market and ultimately caused U.S. equities to end the year down following a particularly weak fourth quarter. U.S. stocks rebounded strongly in the first four months of 2019 thanks to tailwinds from a dovish U.S. Federal Reserve (“Fed”) pivot, growing hopes of a U.S.-China trade deal and a better than expected fourth quarter earnings season.
The positive domestic growth backdrop and eventual easing of inflation concerns evident early in 2018 enabled the market to move higher through most of the second and third quarters. However, rising concerns regarding the possible outbreak of a global trade war following the announcement of various tariffs by the U.S. on a range of imports from various trading partners contributed to a number of declines in the market through the summer months. Despite these concerns, the overriding positive growth and earnings backdrop enabled the market to reach new highs in late September.
The fourth quarter however, proved to be a difficult time for the equity market. With the Fed suggesting it would continue to raise interest rates, investors began to fear the Fed was potentially making a policy mistake by raising rates too aggressively to a level which could cause a recession. Fears of a possible recession were exacerbated by the emergence of softer U.S. economic data towards year end. Investor anxiety increased further as downward revisions to earnings forecasts became apparent while the government shut down in late December also negatively impacted sentiment. Following the worst December for the equity market since the 1930’s, the Standard & Poor’s 500® Index eventually ended 2018 in negative territory.
U.S. equities once again made new all-time highs on the last day of April following a strong rebound in the first four months of 2019, with all the losses incurred at the end of 2018 being more than recuperated. Three main developments contributed to the rebound in markets. First was the dovish policy pivot courtesy of the Fed when it announced plans to leave interest rates unchanged in 2019 compared to its year end guidance of two rate rises this year. The second development which helped contribute to the gains in equity markets were growing hopes of a trade deal between the U.S. and China. Finally, the results from the U.S. fourth quarter reporting season exceeded consensus expectations, providing U.S. equities with further impetus and enabling them to once again reach new highs.
JPMorgan Commentary
The underperformance for the period for the JPMorgan sub-advised portion of the Fund was largely due to a challenging fourth quarter of 2018, as companies with higher growth characteristics underperformed. For the since inception period ended April 30, 2019, stock selection in technology was the primary detractor from performance, followed by stock selection in consumer staples. Stock selection in financial services and producer durables contributed to performance.
At the individual stock level, overweight positions in Activision Blizzard and Electronic Arts were the top detractors to performance for the portion of the Fund sub-advised by JPMorgan. Much of the underperformance for Activision Blizzard came in the fourth quarter of 2018, as disappointing results from multiple game franchises drove weaker-than-expected earnings and outlook for the company. Execution issues also became a concern as the anticipated launch of Diablo, expected in 2019, was postponed to at least 2020. We have pared back our position on concerns around the company’s ability to successfully ramp up monetization in its larger gaming franchises as well as concerns of wider free-to-play product adoption. Much of the underperformance for Electronic Arts came in the third quarter of 2018, as shares traded lower due to product launch delays, poor execution and weaker-than-expected guidance. Declining live services growth, which was central to our thesis, as well as key talent losses, weighed on our conviction, and we eliminated our position in the first quarter of 2019.
Overweight positions in ServiceNow and Mastercard were the top contributors to performance for the portion of the Fund sub-advised by JPMorgan. ServiceNow outperformed as the company has been rewarded for its strong execution in the enterprise software space. Recent results support our view that the magnitude and duration of the company’s growth continues to be underappreciated by the market. We maintain conviction in ServiceNow’s ability to benefit from digital transformation in the enterprise and the company remains a top holding. Mastercard outperformed during the period as the company has consistently reported impressive financial results that highlight its strong competitive position within the payments ecosystem as well as the ability to generate top- and bottom-line growth. We continue to have conviction in Mastercard’s competitive position within the high-growth payments ecosystem, though we have pared back our position given its multi-year period of outperformance. However, the company remains a top holding in the portion of the Fund sub-advised by JPMorgan.
From a positioning perspective, financial services and consumer discretionary are the largest overweight exposures in the portion of the Fund sub-advised by JPMorgan. Our positioning in financial services continues to be driven by our conviction in payments. Within consumer discretionary, our overweight is driven by our conviction in a diverse set of companies that are executing well on company-specific drivers. The consumer staples and producer durables sectors continue to be top underweight exposures.
Loomis Sayles Commentary
In spite of numerous concerns including the aging economic recovery, Fed interest rate normalization, and intensifying threats of import tariffs and trade wars, investors chose to focus on the current healthy state of the U.S. economy and continued to propel the domestic market upward throughout the summer. However, starting late in the third quarter, market leadership began to change as stocks tumbled over concerns about continued Fed policy tightening, trade wars, and weaker global growth which all contributed to a negative turn in investor sentiment. The market decline was broad based and comprehensive across market capitalization and investment style. Smaller cap stocks were particularly weak, and witnessed a change in the trend of growth stocks outperforming value stocks. As 2019 began, equity markets staged a remarkable rally, resulting in one of the best starts to a calendar year in decades. The rebound centered upon more dovish comments and policy from the Fed regarding the path forward in interest rate normalization. This marked a notable reversal from the policy direction in late 2018, and seemed to stem from a modest downshift in global economic trends early in the year. With fears of potential Fed policy headwinds abated, interest rates declined across the yield curve and expanded valuation multiples drove equities higher through the end of April as the small cap market regained much of the value lost in the fourth quarter sell-off. Small cap stocks, which had led the market higher earlier in 2018, significantly lagged large cap stocks for the since inception period.
The portion of the Fund sub-advised by Loomis Sayles outperformed the Russell 2000® Index during the investment period due to positive sector allocation effects in addition to favorable stock selection. Sector allocation, it should be noted, is a result of individual stock decisions rather than macro level expectations. The portion of the Fund sub-advised by Loomis Sayles benefitted from an underweight position in both the health care and energy sectors which were the underperforming areas of the market, as well as a nominal cash position which is held strictly for transactional purposes. Solid stock selection in the consumer discretionary, industrials and communication services sectors more than offset the negative contributions from selection in the financials and information technology sectors. Lastly, the strategy’s market capitalization positioning had a positive performance impact during this volatile market environment.
The Loomis Sayles sub-advised portion of the Fund’s top contributors to performance from individual securities were Euronet Worldwide, Mellanox Technologies and Gray Television. Euronet provides electronic financial transaction solutions worldwide offering money transfer and manages ATM networks for itself and others. The company continues to grow based on both an increase in ATM installations in addition to increased transaction volumes while the money transfer business is also growing due to an increase in market share. Mellanox is a leading provider of networking technologies used for high performance and cloud computing. Following strong fourth quarter results the company agreed to be acquired by Nvidia providing an additional boost to the share price. Gray Television operates dozens of local broadcast TV stations around the country benefitting both from increased political advertising spending and increased retransmission revenue from cable, satellite and other video providers. The company also recently closed on the highly accretive acquisition of Raycom Media, adding scale and several new, complimentary end markets.
The largest detractors from performance for the portion of the Fund sub-advised by Loomis Sayles were Texas Capital Bancshares, QEP Resources and Oil States International. Texas Capital provides commercial banking services focusing on middle market commercial businesses and high net worth individuals across several key cities in the state of Texas. The company disappointed investors after reporting slowing loan growth and contracting net interest margins due to increasing deposit costs. Oil States is a provider of well site services, downhole technologies and offshore and manufactured products for the oil and gas industry. After a promising second quarter report in 2018, the third quarter results were disappointing due to the combination of modestly lower revenues and higher repair and maintenance expenses in well site services. QEP is an oil and natural gas exploration and production company. In order to focus the business solely on the Permian Basin, the company sold several assets which raised less capital than previously expected.
Over the course of the period, we made a number of adjustments within the strategy to both add new stocks and increase existing positions with attractive investment potential. We also eliminated or reduced certain positions where valuation exceeded our target levels or fundamental trends no longer supported our investment thesis. New positions included: NextEra Partners, a growth-oriented limited partnership formed to acquire and manage contracted clean energy projects (wind and solar); Vistra Energy, the largest independent wholesale power producer in the U.S. and operator of TXU Energy, the largest retailer of electricity in Texas; and Genpact, a provider of Business Process Outsourcing and

Information Technology Services, including services for financial planning and accounting such as accounts payable management, budgeting and forecasting, and travel expense reporting. Positions eliminated included: Standex International Corporation, an industrial company engaged in the manufacturing of products for the engraving, food service, electronics and hydraulics industries. PRA Group, which provides outsourced consumer receivables management; and Minerals Tech, one of the top producers of bentonite and supplies specialty products to a variety of industries.
While we do not make major adjustments to the portion of the Fund sub-advised by Loomis Sayles based on near-term macroeconomic expectations, they are part of the mosaic of inputs and we do adjust position sizes to reflect our fundamental level of conviction and the risk/reward outlook. Sector weight changes during the since inception period ended April 30, 2019 were modest and reflected both our repositioning as well as market impacts. As a result of individual stock selection, our weights in the energy and financials sectors were reduced and our weights to the utilities and consumer discretionary sectors increased.
As always, our investment strategy has remained focused on small cap companies where the stock price and valuation do not reflect our assessment of the underlying value of the corporate enterprise. The portion of the Fund sub-advised by Loomis Sayles consists largely of misunderstood franchises, overlooked stocks, or companies in the midst of a “special situation” that has created an investment opportunity. We seek trustworthy and capable management teams with interests aligned with shareholders, and fundamentally sound business models with sustainable and understandable advantages leading to growth in value over time. Fundamental to our process is the identification of distinct, company specific catalysts on the horizon to sustain, enhance or highlight the fundamental outlook. With a margin of safety and a proper time horizon, our goal is to achieve an attractive total return for our investors, while managing to an appropriate level of risk.
Putnam Commentary
Conditions for stock market investors were quite volatile during the period. A series of market ups and downs throughout 2018 began to challenge investor confidence. The fourth quarter was particularly difficult, as the market shifted from cyclical stocks to defensive stocks aggressively. However, the market rebounded in dramatic fashion in the first few months of 2019 which boosted returns across all U.S. equity indices.
For the portion of the Fund sub-advised by Putnam, strong stock selection within consumer discretionary and real estate were offset by weakness within consumer staples, utilities and industrials. Top contributors for the period included overweights to Microsoft (information technology), Assured Guaranty (financials), Ball Corp (materials) and positions in American Tower (real estate) and Radian Group (financials). Our exposure to Alcoa (materials), Cigna (health care), Marathon Oil (energy), Haliburton (energy) and Northrop Grumman (industrials) were among the top detractors. The portion of the Fund sub-advised by Putnam is a broadly diversified, large-cap equity strategy that seeks to provide capital growth and current income by investing primarily in undervalued stocks of dividend-paying companies. Our bottom-up approach to value investing has not changed. We construct a portfolio of mostly U.S. companies, focusing on the intersection of high current yield or long-term dividend potential, and long-term stock appreciation.
The market has priced in a favorable resolution to the U.S.–China trade conflict. We have yet to see a resolution, and any setbacks with this situation could be quite disruptive for equity markets. Another key risk is a continued global economic slowdown. We do not believe a recession is imminent, but it may be a higher probability than it was six months ago. If investors become too preoccupied with the risks, as they did in the fourth quarter, it could become self-fulfilling. The economy could tip under the weight of the negative sentiment. However, there are reasons to be optimistic. We are encouraged by the fact that individual stock correlations have come down. This is a sign that investors are not trading based on broad themes, but rather are focusing on fundamental strengths of individual companies. The difference between the most expensive and the cheapest stocks has widened. This is helpful for our investment approach, as active research of business fundamentals begins to matter more.
Looking forward we are positioning the portion of the Fund sub-advised by Putnam to be balanced between defensive and cyclical stocks. For some time we had already been moving away from our pro-cyclical bias and trimming stocks that we believed had become too expensive. We continue to make these adjustments, but it can be challenging. We are aiming for a portfolio with less market sensitivity, as we could encounter more turbulence in the months ahead. As of April 30th, 2019, the largest overweight versus the Russell 1000® Value Index is information technology, followed by energy and consumer staples. Communication services, real estate and health care sectors are most underweight.
The views and opinions in this report were current as of April 30, 2019 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of individual retirement accounts ("IRA(s)") or your financial professional brokerage commissions, if applicable. If such fees and expenses were included, returns would be lower.
*For the period from June 25, 2018 (inception) through April 30, 2019.
Note: Performance for the Class L shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended April 30, 2019 (unaudited)
	One Year	Since Inception(a)(b)
Institutional Class	N/A	4.89%
Class L	N/A	-0.38%
(a) Class L inception date was September 10, 2018.
(b) Institutional Class inception date was June 25, 2018.

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of IRAs or your financial professional brokerage commissions, if applicable. If such fees or expenses were included, returns would be lower.
Summary of Investments by Sector as of April 30, 2019 (unaudited)
Sector	Percentage of Fund Investments
Financial	19.70%
Consumer, Non-cyclical	18.36
Technology	12.24
Industrial	10.73
Communications	9.10
Consumer, Cyclical	8.83
Exchange Traded Funds	6.33
Energy	4.74
Utilities	2.72
Basic Materials	2.69
Short Term Investments	4.56
Total	100.00%
Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2018 to April 30, 2019).
Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(11/01/18)	(04/30/19)	(11/01/18 – 04/30/19)
Institutional Class
Actual	$1,000.00	$1,085.80	$2.84
Hypothetical (5% return before expenses)	$1,000.00	$1,022.10	$2.76
Class L
Actual	$1,000.00	$1,081.70	$5.83
Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	$5.66
* Expenses are equal to the Fund's annualized expense ratio of 0.55% for the Institutional Class shares and 1.13% for the Class L shares, multiplied by the average account value over the period, multiplied by 181/365 days to reflect the one-half year period. The Fund’s annualized expense ratio includes expenses borne directly by the class plus the Fund’s pro-rata share of the weighted average expense ratio of the underlying funds in which it invests (0.00%).
Performance does not include any fees or expenses of IRAs or your financial professional brokerage commissions, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: U.S. EQUITY FUND
Schedule of Investments
As of April 30, 2019
Shares		Fair Value
COMMON STOCK
Basic Materials — 2.10%
540	AdvanSix Inc(a)	$ 16,324
85	Air Products & Chemicals Inc	17,492
495	Alcoa Corp(a)	13,207
155	Ashland Global Holdings Inc	12,482
300	Cabot Corp	13,614
153	Dow Inc(a)	8,680
460	DowDuPont Inc	17,687
811	Freeport-McMoRan Inc	9,983
108	Ingevity Corp(a)	12,421
51	Rogers Corp(a)	8,544
40	Sherwin-Williams Co	18,193
225	Versum Materials Inc	11,740
182	WR Grace & Co	13,756
		174,123
Communications — 7.11%
55	Alphabet Inc Class C(a)	65,366
59	Amazon.com Inc(a)	113,665
783	AT&T Inc	24,242
3	Booking Holdings Inc(a)	5,565
61	Charter Communications Inc Class A(a)	22,642
493	Cisco Systems Inc	27,583
633	Comcast Corp Class A	27,554
559	Digi International Inc(a)	7,194
48	Facebook Inc Class A(a)	9,283
378	GCI Liberty Inc Class A(a)	22,536
1,097	Gray Television Inc(a)	25,703
70	GrubHub Inc(a)	4,675
29	IAC/InterActiveCorp (a)	6,520
221	John Wiley & Sons Inc Class A	10,206
312	Liberty Media Corp-Liberty Braves Series C(a)	8,783
124	LogMeIn Inc	10,218
30	Lyft Inc Class A(a)(b)	1,794
327	Match Group Inc	19,751
67	MercadoLibre Inc(a)	32,437
142	Netflix Inc(a)	52,617
77	Shopify Inc Class A(a)	18,752
102	Trade Desk Inc Class A(a)	22,591
418	Twitter Inc(a)	16,682
198	Verizon Communications Inc	11,324
812	Viavi Solutions Inc(a)	10,800
72	Wayfair Inc Class A(a)	11,675
		590,158
Consumer, Cyclical — 6.90%
532	Altra Industrial Motion Corp	19,945
182	Aptiv PLC	15,597
345	Big Lots Inc	12,820
685	BJ's Wholesale Club Holdings Inc(a)	19,420
685	Cannae Holdings Inc(a)	17,584
18	Chipotle Mexican Grill Inc(a)	12,385
207	Churchill Downs Inc	20,876
408	Cooper Tire & Rubber Co	12,183
Shares		Fair Value
Consumer, Cyclical — (continued)
108	Core-Mark Holding Co Inc	$ 3,926
108	Costco Wholesale Corp	26,517
34	Cracker Barrel Old Country Store Inc(b)	5,737
40	Delta Air Lines Inc	2,332
211	Fox Factory Holding Corp(a)	16,374
459	General Motors Co	17,878
106	Genesco Inc(a)	4,750
208	Hilton Worldwide Holdings Inc	18,094
249	Home Depot Inc	50,721
472	KAR Auction Services Inc	26,658
466	Kimball International Inc Class B	7,298
134	LCI Industries	11,772
221	Lululemon Athletica Inc(a)	38,973
195	Marriott Vacations Worldwide Corp	20,598
420	Methode Electronics Inc	12,394
34	O'Reilly Automotive Inc(a)	12,871
386	PulteGroup Inc	12,144
623	Qurate Retail Inc(a)	10,622
310	Ross Stores Inc	30,275
263	Sally Beauty Holdings Inc(a)	4,655
345	Southwest Airlines Co	18,709
121	Starbucks Corp	9,399
35	Tesla Inc(a)(b)	8,354
486	Urban Outfitters Inc(a)	14,449
182	Walgreens Boots Alliance Inc	9,750
454	Walmart Inc	46,689
		572,749
Consumer, Non-Cyclical — 14.24%
308	Aaron's Inc	17,153
181	Abbott Laboratories	14,400
20	ABIOMED Inc(a)	5,548
149	Adtalem Global Education Inc(a)	7,349
127	Amgen Inc	22,774
310	AMN Healthcare Services Inc(a)	16,139
257	ASGN Inc(a)	16,201
563	AstraZeneca PLC Sponsored ADR	21,203
325	Avanos Medical Inc(a)	13,634
229	Becton Dickinson & Co	55,129
903	Boston Scientific Corp(a)	33,519
401	Cambrex Corp(a)	17,251
397	Catalent Inc(a)	17,794
172	Cigna Corp	27,320
47	CoStar Group Inc(a)	23,324
1,104	Cott Corp	17,123
400	Coty Inc Class A(b)	4,328
158	Danaher Corp	20,926
684	Darling Ingredients Inc(a)	14,918
246	DexCom Inc(a)	29,783
10	Ecolab Inc	1,841
202	Eli Lilly & Co	23,642
187	Estee Lauder Cos Inc Class A	32,128
177	Euronet Worldwide Inc(a)	26,531
298	Gilead Sciences Inc	19,382
102	Helen of Troy Ltd(a)	14,688

See Notes to Financial Statements.

Annual Report - April 30, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: U.S. EQUITY FUND
Schedule of Investments
As of April 30, 2019
Shares		Fair Value
Consumer, Non-Cyclical — (continued)
111	Illumina Inc(a)	$ 34,632
152	Insperity Inc	18,173
84	Intuitive Surgical Inc(a)	42,893
100	J&J Snack Foods Corp	15,718
292	Johnson & Johnson	41,230
172	Keurig Dr Pepper Inc(b)	5,000
369	Korn Ferry	17,350
804	Kroger Co	20,727
50	MarketAxess Holdings Inc	13,916
379	Merck & Co Inc	29,831
260	Molson Coors Brewing Co Class B	16,689
234	Monster Beverage Corp(a)	13,946
1,153	Nomad Foods Ltd(a)	23,982
570	PayPal Holdings Inc(a)	64,279
176	PepsiCo Inc	22,537
427	Pfizer Inc	17,340
152	Post Holdings Inc(a)	17,143
250	Procter & Gamble Co	26,620
215	Quidel Corp(a)	13,747
5	Regeneron Pharmaceuticals Inc(a)	1,716
169	S&P Global Inc	37,292
272	ServiceMaster Global Holdings Inc(a)	13,336
208	Square Inc Class A(a)	15,147
94	Supernus Pharmaceuticals Inc(a)	3,453
94	Thermo Fisher Scientific Inc	26,080
53	UnitedHealth Group Inc	12,353
495	Varex Imaging Corp(a)	16,256
97	Vertex Pharmaceuticals Inc(a)	16,391
445	Viad Corp	27,283
108	WEX Inc(a)	22,712
165	Worldpay Inc Class A(a)	19,340
		1,181,140
Energy — 3.70%
268	Anadarko Petroleum Corp	19,524
526	Apergy Corp(a)	20,877
3,131	BP PLC	22,764
322	C&J Energy Services Inc(a)	4,524
492	ConocoPhillips	31,055
1,101	Encana Corp	7,626
721	Enterprise Products Partners LP	20,642
108	EOG Resources Inc	10,373
437	Exxon Mobil Corp	35,082
302	Halliburton Co	8,556
659	Kinder Morgan Inc	13,094
326	KLX Energy Services Holdings Inc(a)	9,144
667	Marathon Oil Corp	11,366
396	NextEra Energy Partners LP(b)	18,228
1,247	SRC Energy Inc(a)	7,669
314	Total SA	17,456
509	TPI Composites Inc(a)	15,754
250	Valero Energy Corp	22,665
Shares		Fair Value
Energy — (continued)
324	Viper Energy Partners LP	$ 10,893
		307,292
Financial — 15.39%
246	American Campus Communities Inc REIT	11,611
451	American International Group Inc	21,454
144	American Tower Corp REIT	28,123
531	Americold Realty Trust REIT	16,997
365	Ameris Bancorp	13,308
656	Assured Guaranty Ltd	31,291
534	BancorpSouth Bank	16,276
2,197	Bank of America Corp	67,184
261	Bank OZK	8,522
249	BB&T Corp	12,749
107	Boston Properties Inc REIT	14,725
414	Bryn Mawr Bank Corp	15,769
146	Capital One Financial Corp	13,553
187	Carolina Financial Corp	6,749
516	Cathay General Bancorp	18,984
592	CenterState Bank Corp	14,611
504	Charles Schwab Corp	23,073
479	Chemical Financial Corp	21,042
829	Citigroup Inc	58,610
516	CorePoint Lodging Inc REIT	6,450
536	CubeSmart REIT	17,104
800	CVB Financial Corp	17,360
231	CyrusOne Inc REIT	12,864
531	Employers Holdings Inc	22,791
28	Equinix Inc REIT	12,732
760	Essential Properties Realty Trust Inc REIT	15,717
144	Federal Agricultural Mortgage Corp Class C	11,013
403	First American Financial Corp	22,995
619	First Financial Bancorp	15,537
189	First Financial Bankshares Inc	11,627
520	Gaming & Leisure Properties Inc REIT	20,998
83	Goldman Sachs Group Inc	17,091
293	Hartford Financial Services Group Inc	15,327
889	Home BancShares Inc	17,060
223	IBERIABANK Corp	17,729
151	Intercontinental Exchange Inc	12,284
444	JBG SMITH Properties REIT	18,892
700	JPMorgan Chase & Co	81,235
618	KeyCorp	10,846
872	KKR & Co Inc Class A	21,320
353	MasterCard Inc Class A	89,747
396	Meta Financial Group Inc	10,201
782	MFA Financial Inc REIT	5,873
215	National Retail Properties Inc REIT	11,313
503	OceanFirst Financial Corp	12,666
363	PacWest Bancorp	14,357
240	Pinnacle Financial Partners Inc	13,937
417	Popular Inc	24,065

See Notes to Financial Statements.

Annual Report - April 30, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: U.S. EQUITY FUND
Schedule of Investments
As of April 30, 2019
Shares		Fair Value
Financial — (continued)
325	ProAssurance Corp	$ 12,197
313	Prosperity Bancshares Inc	23,049
958	Radian Group Inc	22,436
1,239	Regions Financial Corp	19,242
129	Reinsurance Group of America Inc	19,545
1,111	Retail Opportunity Investments Corp REIT	19,498
465	Rexford Industrial Realty Inc REIT	17,619
175	Ryman Hospitality Properties Inc REIT	13,930
107	Signature Bank	14,131
218	State Street Corp	14,750
129	Stewart Information Services Corp	5,484
296	Stifel Financial Corp	17,662
124	Texas Capital Bancshares Inc(a)	8,027
610	Triumph Bancorp Inc(a)	18,916
99	Visa Inc Class A	16,279
398	Wells Fargo & Co	19,267
255	Wintrust Financial Corp	19,431
		1,277,225
Industrial — 8.39%
261	Advanced Energy Industries Inc(a)	15,075
564	Aerojet Rocketdyne Holdings Inc(a)	19,097
175	Alamo Group Inc	18,137
124	American Woodmark Corp(a)	11,151
69	Amphenol Corp Class A	6,870
435	Arcosa Inc	13,542
281	Armstrong World Industries Inc	24,354
288	Ball Corp	17,263
149	Boeing Co	56,276
179	BWX Technologies Inc	9,147
237	Clean Harbors Inc(a)	18,012
397	Columbus McKinnon Corp	15,626
91	Emerson Electric Co	6,460
418	frontdoor Inc(a)	14,730
435	General Electric Co	4,424
181	Genesee & Wyoming Inc Class A(a)	16,046
930	Harsco Corp(a)	21,055
224	Haynes International Inc	7,237
234	Honeywell International Inc	40,629
147	II-VI Inc(a)(b)	5,856
91	John Bean Technologies Corp	9,991
537	Johnson Controls International PLC	20,138
192	Kadant Inc	18,833
275	Kimball Electronics Inc(a)	4,161
179	Kirby Corp(a)	14,628
151	Littelfuse Inc	30,359
534	MDU Resources Group Inc	13,964
120	Norfolk Southern Corp	24,482
129	Northrop Grumman Corp	37,398
Shares		Fair Value
Industrial — (continued)
74	Old Dominion Freight Line Inc	$ 11,047
377	Raven Industries Inc	14,669
129	Raytheon Co	22,909
517	Resideo Technologies Inc(a)	11,736
23	Rockwell Automation Inc	4,156
113	Roper Technologies Inc	40,646
71	Stanley Black & Decker Inc	10,409
28	TransDigm Group Inc(a)	13,511
1,245	TTM Technologies Inc(a)	16,484
160	Union Pacific Corp	28,326
363	Vishay Intertechnology Inc	7,191
		696,025
Technology — 9.57%
306	ACI Worldwide Inc(a)	10,869
80	Activision Blizzard Inc	3,857
36	Adobe Inc(a)	10,413
543	Advanced Micro Devices Inc(a)	15,003
565	Apple Inc	113,378
151	Atlassian Corp PLC Class A(a)	16,633
96	CommVault Systems Inc(a)	5,050
1,002	Conduent Inc(a)	12,856
286	Cray Inc(a)	7,510
298	CSG Systems International Inc	13,306
841	Donnelley Financial Solutions Inc(a)	12,876
238	DXC Technology Co	15,646
163	Fidelity National Information Services Inc	18,896
580	Genpact Ltd	21,054
309	Intel Corp	15,771
250	Mellanox Technologies Ltd(a)	30,075
1,379	Microsoft Corp	180,097
20	MSCI Inc Class A	4,508
91	NVIDIA Corp	16,471
91	NXP Semiconductors NV	9,611
850	Perspecta Inc	19,618
422	QUALCOMM Inc	36,347
299	salesforce.com Inc(a)	49,440
216	ServiceNow Inc(a)	58,646
124	Synopsys Inc(a)	15,014
278	Texas Instruments Inc	32,757
34	Twilio Inc(a)	4,663
131	Veeva Systems Inc Class A(a)	18,323
260	Verint Systems Inc(a)	15,701
76	Xilinx Inc	9,131
		793,520
Utilities — 2.13%
329	ALLETE Inc	26,797
335	American Electric Power Co Inc	28,659
231	Edison International	14,731
506	Exelon Corp	25,781
101	NextEra Energy Inc	19,638
306	NorthWestern Corp	21,374
462	NRG Energy Inc	19,021

See Notes to Financial Statements.

Annual Report - April 30, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: U.S. EQUITY FUND
Schedule of Investments
As of April 30, 2019
Shares		Fair Value
Utilities — (continued)
755	Vistra Energy Corp	$ 20,574
		176,575
TOTAL COMMON STOCK — 69.53% (Cost $5,381,053)		$5,768,807
CONVERTIBLE PREFERRED STOCK
Consumer, Non-Cyclical — 0.12%
9	Danaher Corp, 4.75%	9,468
TOTAL CONVERTIBLE PREFERRED STOCK — 0.12% (Cost $9,030)		$ 9,468
EXCHANGE TRADED FUNDS
566	iShares Core S&P 500® ETF	167,502
1,907	Vanguard Russell 2000 ETF(b)	242,647

TOTAL EXCHANGE TRADED FUNDS — 4.94% (Cost $382,192)		$ 410,149
Principal Amount		Fair Value
SHORT TERM INVESTMENTS
Repurchase Agreements — 3.56%
$295,818	Repurchase agreement (principal amount/value $296,130 with a maturity value of $296,153) with Citibank NA, 2.77%, dated 4/30/19 to be repurchased at $295,818 on 5/1/19 collateralized by various U.S. Government Agency securities, 2.41% - 4.50%, 7/1/24 - 7/1/48, with a value of $302,730.(c)	$ 295,818
SHORT TERM INVESTMENTS — 3.56% (Cost $295,818)		$ 295,818
TOTAL INVESTMENTS — 78.15% (Cost $6,068,093)		$6,484,242
OTHER ASSETS & LIABILITIES, NET — 21.85%		$1,812,594
TOTAL NET ASSETS — 100.00%		$8,296,836

(a)	Non-income producing security.
(b)	All or a portion of the security is on loan at April 30, 2019.
(c)	Collateral received for securities on loan.
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
LP	Limited Partnership
REIT	Real Estate Investment Trust
At April 30, 2019, the Fund held the following outstanding futures contracts:
Description	Number of Contracts		Notional Amount	Expiration Date	Fair Value and Net Unrealized Appreciation
S&P 500® Emini Long Futures	13	USD	1,916,525	June 2019	$125,873
At April 30, 2019, the Fund held the following forward foreign currency contracts:
Counterparty	Currency Purchased	Quantity of Currency Purchased	Currency Sold	Quantity of Currency Sold	Settlement Date	Net Unrealized Appreciation
BB	USD	14,724	GBP	11,100	June 19, 2019	$213
CIT	USD	14,103	GBP	10,600	June 19, 2019	245
GS	USD	8,645	GBP	6,500	June 19, 2019	146
JPM	USD	13,665	EUR	11,900	June 19, 2019	260
JPM	USD	4,256	GBP	3,200	June 19, 2019	73
WES	USD	4,806	CAD	6,400	July 17, 2019	19
					Net Appreciation	$956
See Notes to Financial Statements.

Annual Report - April 30, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: U.S. EQUITY FUND
Schedule of Investments
As of April 30, 2019
Counterparty Abbreviations:
BB	Barclays Bank PLC
CIT	Citigroup Global Markets
GS	Goldman Sachs
JPM	JP Morgan Chase & Co
WES	Westpac
Currency Abbreviations
CAD	Canadian Dollar
EUR	Euro Dollar
GBP	British Pound
USD	U.S. Dollar
See Notes to Financial Statements.

Annual Report - April 30, 2019

GREAT-WEST FUNDS, INC.
Statement of Assets and Liabilities
As of April 30, 2019
Great-West Core Strategies: U.S. Equity Fund
ASSETS:
Investments in securities, fair value (including $288,567 of securities on loan)(a)	$6,188,424
Repurchase agreements, fair value(b)	295,818
Cash	1,785,725
Cash pledged on futures contracts	374,781
Dividends receivable	2,021
Receivable for investments sold	27,979
Variation margin on futures contracts	3,640
Unrealized appreciation on forward foreign currency contracts	956
Total Assets	8,679,344
LIABILITIES:
Payable for director fees	3,124
Payable for distribution fees	43
Payable for investments purchased	46,442
Payable for other accrued fees	37,012
Payable for shareholder services fees	69
Payable upon return of securities loaned	295,818
Total Liabilities	382,508
NET ASSETS	$8,296,836
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$79,863
Paid-in capital in excess of par	7,752,815
Total distributable earnings	464,158
NET ASSETS	$8,296,836
NET ASSETS BY CLASS
Class L	$231,127
Institutional Class	$8,065,709
CAPITAL STOCK:
Authorized
Class L	60,000,000
Institutional Class	80,000,000
Issued and Outstanding
Class L	23,478
Institutional Class	775,155
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Class L	$9.84
Institutional Class	$10.41
(a) Cost of investments	$5,772,275
(b) Cost of repurchase agreements	$295,818
See Notes to Financial Statements.

Annual Report - April 30, 2019

GREAT-WEST FUNDS, INC.
Statement of Operations
For the period ended April 30, 2019
Great-West Core Strategies: U.S. Equity Fund(a)
INVESTMENT INCOME:
Interest	$3,826
Income from securities lending	674
Dividends	77,161
Foreign withholding tax	(250)
Total Income	81,411
EXPENSES:
Management fees	26,629
Shareholder services fees – Class L	224
Audit and tax fees	29,628
Custodian fees	26,466
Director's fees	16,675
Distribution fees – Class L	161
Legal fees	3,176
Pricing fees	631
Registration fees	35,260
Shareholder report fees	2,000
Transfer agent fees	6,333
Other fees	458
Total Expenses	147,641
Less amount waived by investment adviser	116,101
Less amount waived by distributor - Class L	16
Net Expenses	31,524
NET INVESTMENT INCOME	49,887
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments and foreign currency transactions	(129,946)
Net realized gain on futures contracts	49,881
Net realized gain on forward foreign currency contracts	558
Net Realized Loss	(79,507)
Net change in unrealized appreciation on investments and foreign currency translations	416,149
Net change in unrealized appreciation on futures contracts	125,873
Net change in unrealized appreciation on forward foreign currency contracts	956
Net Change in Unrealized Appreciation	542,978
Net Realized and Unrealized Gain	463,471
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$513,358
(a)Fund commenced operations on June 25, 2018.
See Notes to Financial Statements.

Annual Report - April 30, 2019

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the period ended April 30, 2019
Great-West Core Strategies: U.S. Equity Fund	2019 (a)
OPERATIONS:
Net investment income	$49,887
Net realized loss	(79,507)
Net change in unrealized appreciation	542,978
Net Increase in Net Assets Resulting from Operations	513,358
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income and net realized gains
Class L	(1,647)
Institutional Class	(47,553)
From Net Investment Income and Net Realized Gains	(49,200)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Class L	217,190
Institutional Class	7,625,573
Shares issued in reinvestment of distributions
Class L	1,647
Institutional Class	47,553
Shares redeemed
Institutional Class	(59,285)
Net Increase in Net Assets Resulting from Capital Share Transactions	7,832,678
Total Increase in Net Assets	8,296,836
NET ASSETS:
Beginning of Period	0
End of Period	$8,296,836
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Class L	23,306
Institutional Class	775,955
Shares issued in reinvestment of distributions
Class L	172
Institutional Class	5,299
Shares redeemed
Institutional Class	(6,099)
Net Increase	798,633
(a) Fund commenced operations on June 25, 2018.
See Notes to Financial Statements.

Annual Report - April 30, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: U.S. EQUITY FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)
Class L
04/30/2019 (c)	$10.00	0.00 (d)	(0.05)	(0.05)	(0.11)	-	(0.11)	$ 9.84	(0.38%) (e)
Institutional Class
04/30/2019 (f)	$10.00	0.07	0.41	0.48	(0.07)	-	(0.07)	$10.41	4.89% (e)
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(g)
Supplemental Data and Ratios
Class L
04/30/2019 (c)	$ 231	36.98% (h)	1.13% (h)	0.07% (h)	34% (e)
Institutional Class
04/30/2019 (f)	$8,066	2.20% (h)	0.55% (h)	0.89% (h)	34% (e)
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(c)	Class L inception date was September 10, 2018.
(d)	Amount was less than $0.01 per share.
(e)	Not annualized for periods less than one full year.
(f)	Institutional Class inception date was June 25, 2018.
(g)	Portfolio turnover is calculated at the Fund level.
(h)	Annualized.
See Notes to Financial Statements.

Annual Report - April 30, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: U.S. EQUITY FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of sixty-four funds. Interests in the Great-West Core Strategies: U.S. Equity Fund (the Fund) are included herein. The investment objective of the Fund is to seek long-term growth of capital. The Fund is diversified as defined in the 1940 Act. The Fund shares are available through certain broker-dealers, custodians or trustees of individual retirement accounts, or other financial intermediaries who have entered into agreements with the Fund’s distributor to make the shares available.
The Fund offers three share classes, referred to as Investor Class, Class L and Institutional Class shares. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Expenses incurred by Great-West Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods. This report includes information for the Class L and Institutional Class; the Investor Class has not yet been capitalized.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Great-West Funds are also investment companies and accordingly follow the investment company accounting and reporting guidance of U.S. GAAP. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.
For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.
For private equity securities that are not traded on an exchange, an appropriate source, which may include the use of an internally developed or approved valuation model, a different external pricing vendor, or sourcing a price from a broker will be used. Valuation of these securities will be reviewed regularly by the Fair Value Pricing Committee.

Annual Report - April 30, 2019

Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.
Foreign equity securities are generally valued using an adjusted systematic fair value price from an independent pricing service. Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
For derivatives that are traded on an exchange, the last sale price as of the close of business of the exchange will be used. For derivatives traded over-the-counter (OTC), independent pricing services will be utilized when possible. If a price cannot be located from the primary source, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.
Convertible Preferred Stock	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include exchange prices.
Exchange Traded Funds	Exchange traded close price.
Short Term Investments	Maturity date, credit quality and interest rates.
Futures Contracts	Exchange traded close price.
Forward Foreign Currency Contracts	Foreign currency spot and forward rates.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of April 30, 2019, the inputs used to value the Fund’s investments are detailed in the following table. More information regarding the sector and industry classifications, as applicable, are included in the Schedule of Investments.

Annual Report - April 30, 2019

	Level 1	Level 2	Level 3	Total
Assets
Investments, at fair value:
Common Stock	$ 5,728,587	$ 40,220	$ —	$ 5,768,807
Convertible Preferred Stock	—	9,468	—	9,468
Exchange Traded Funds	410,149	—	—	410,149
Short Term Investments	—	295,818	—	295,818
Total investments, at fair value:	6,138,736	345,506	0	6,484,242
Other Financial Investments:
Forward Foreign Currency Contracts(a)	—	956	—	956
Futures Contracts(a)	$ 125,873	$ —	$ —	$ 125,873
Total Assets	$ 6,264,609	$ 346,462	$ 0	$ 6,611,071
(a)	Forward Foreign Currency Contracts and Futures Contracts are reported at the security's unrealized appreciation (depreciation), which represents the change in the contract's value from trade date.
Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Foreign Currency Translations and Transactions
The accounting records of the Fund are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.
The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. These gains and losses are included in net realized gain or loss and change in net unrealized appreciation or depreciation on the Statement of Operations.
Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.

Annual Report - April 30, 2019

Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid twice annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid during the period ended April 30, 2019 was as follows:
2019
Ordinary income	$49,200
$49,200
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments and adjustments for real estate investment trusts.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At April 30, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$268
Undistributed long-term capital gains	64,450
Capital loss carryforwards	—
Post-October losses	—
Net unrealized appreciation	399,440
Tax composition of capital	$464,158
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of April 30, 2019 were as follows:
Federal tax cost of investments	$6,211,631
Gross unrealized appreciation on investments	661,218
Gross unrealized depreciation on investments	(261,778)
Net unrealized appreciation on investments	$399,440
Application of Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued ASU No. 2018-13, “Fair-Value Measurement: Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (ASU No. 2018-13). ASU No. 2018-13 modifies the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. The disclosure changes in ASU 2018-13 are effective for the first interim or annual period beginning after December 15, 2019. Early adoption is permitted for any eliminated or modified disclosures. The Fund has evaluated the impact of ASU No. 2018-13 and has adopted the changes into these financial statements.
In October 2018, the SEC amended Regulation S-X to require certain financial statement disclosure requirements to conform them to U.S. GAAP for investment companies. The Fund adopted disclosure requirement changes for Regulation S-X and these changes are reflected throughout this report. The Fund's adoption of those amendments, effective with the financial statements prepared as of April 30, 2019, had no effect on the Fund's financial position or the results of its operations.

Annual Report - April 30, 2019

2.  DERIVATIVE FINANCIAL INSTRUMENTS
The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates.
In pursuit of the Fund's investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risks:
Equity Risk - The risk that relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Risk - The risk that adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Fund. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
The Fund is subject to enforceable master netting agreements, or netting arrangements, with certain counterparties. These agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying offsetting mechanisms and collateral posting arrangements at pre-arranged exposure levels. Collateral or margin requirements are set by the broker or exchange clearing house for exchanged traded derivatives while collateral terms are contract specific for OTC traded derivatives.
Derivative counterparty credit risk is managed through an evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.
Futures Contracts
The Fund uses futures contracts to equitize cash. A futures contract is an agreement between two parties to buy or sell a specified underlying investment for a fixed price at a specified future date. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities that comprise the index, or that the clearinghouse will fail to perform its obligations.
Futures contracts are reported in a table following the Schedule of Investments. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Receipts or payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. This is recorded as variation margin on futures contracts on the Statement of Assets and Liabilities. When the Fund enters into a closing transaction, it will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract at the time it was opened or purchased and its value at the time it was closed, and is reflected in net realized gain or loss on the Statement of Operations. The Fund held an average of 9 futures contracts for the reporting period.
Forward Foreign Currency Contracts
The Fund enters into OTC forward foreign currency contracts (forward contracts) primarily to capture potential returns from changes in currency exchange rates or to reduce the risk of undesired currency exposure. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.

Annual Report - April 30, 2019

Forward contracts are reported in a table following the Schedule of Investments. The unrealized appreciation or depreciation is reported on the Statement of Assets and Liabilities and on the Statement of Operations within the net change in unrealized appreciation or depreciation. Upon the closing of such contract the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars is recorded as net realized gain or loss on the Statement of Operations. The Fund held an average notional amount of $49,077 in forward contracts for the reporting period.
Valuation of derivative investments as of April 30, 2019 is as follows:
Asset Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value
Equity contracts (futures contracts)	Net unrealized appreciation on futures contracts	$125,873 (a)
Foreign exchange contracts (forwards)	Unrealized appreciation on forward foreign currency contracts	$ 956
(a)	Includes cumulative appreciation of futures contracts as reported in the Fund’s Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative investments for the period ended April 30, 2019 is as follows:
	Net Realized Gain (Loss)		Net Change in Unrealized Gain (Loss)
Risk Exposure	Statement of Operations Location	Fair Value	Statement of Operations Location	Fair Value
Equity contracts (futures contracts)	Net realized gain on futures contracts	$49,881	Net change in unrealized appreciation on futures contracts	$125,873
Foreign exchange contracts (forwards)			Net change in unrealized appreciation on forward foreign currency contracts	$ 956
3.  OFFSETTING ASSETS AND LIABILITIES
The Fund enters into derivative transactions with several approved counterparties. Certain transactions are effected under agreements which include master netting arrangements which provide for the netting of payment obligations and/or netting in situations of counterparty default. The following table summarizes the Fund's financial investments that are subject to an enforceable master netting arrangement at April 30, 2019.
		Gross Amounts Not Offset on the Statement of Assets and Liabilities
Investments:	Gross Amount Presented in the Statement of Assets and Liabilities (a)	Financial Investments Available for Offset	Financial Investments Collateral Received	Cash Collateral Pledged (Received)	Net Amount
Derivative Assets (forward contracts)	$956	$—	$—	$—	$956
(a) OTC derivatives are reported gross on the Statement of Assets and Liabilities.

4.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Great-West Funds has entered into an investment advisory agreement with Great-West Capital Management, LLC (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). As compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.47% of the Fund’s average daily net assets up to $1 billion dollars, 0.42% of the Fund’s average daily net assets over $1 billion dollars and 0.37% of the Fund’s average daily net assets over $2 billion dollars. Certain administration and accounting services fees for the Fund are included in the investment advisory agreement.
The Adviser has contractually agreed to waive fees or reimburse expenses that exceed an annual rate of 0.55% of the Fund's average daily net assets attributable to each Class, including management fees and expenses paid directly by the Fund, excluding shareholder service fees, distribution fees, and certain extraordinary expenses (the "Expense Limit"). The

Annual Report - April 30, 2019

agreement's current term ends on August 28, 2020 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. The amount waived or reimbursed, if any, is reflected in the Statement of Operations.
The Adviser is permitted upon approval by the Board of Directors to recoup amounts waived or reimbursed by the Fund in future periods, not exceeding three years, if the Fund's other expenses including such recoupment do not exceed the Expense Limit. At April 30, 2019, the amounts subject to recoupment were as follows:
Expires April 30, 2022	Recoupment of Past Reimbursed Fees by the Adviser
$116,101	$0
The Adviser and Great-West Funds have entered into a sub-advisory agreement with Irish Life Investment Managers Limited, an affiliate of the Adviser and GWL&A, Putnam Investment Management, LLC, an affiliate of the Adviser and GWL&A, J.P. Morgan Investment Management Inc., and Loomis, Sayles & Company L.P. The Adviser is responsible for compensating the Sub-Adviser for its services.
Great-West Funds has entered into a shareholder services agreement with GWL&A. Pursuant to the shareholder services agreement, GWL&A provides recordkeeping and shareholder services to shareholders and account owners and receives from the Class L shares of the Fund a fee equal to 0.35% of the average daily net asset value of the applicable share class.
GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund. The Fund has entered into a plan of distribution which provides for compensation for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The distribution plan provides for a maximum fee equal to an annual rate of 0.25% of the average daily net assets of the Class L shares. The Distributor has agreed to voluntarily waive all 12b-1 fees attributable to Class L shares purchased by the Adviser in consideration for the Adviser providing initial capital to the Fund. The amount waived, if any, is reflected in the Statement of Operations.
Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds. The total compensation paid to the independent directors with respect to all sixty-four funds for which they serve as directors was $952,500 for the fiscal year ended April 30, 2019.
5.  PURCHASES AND SALES OF INVESTMENTS
For the period ended April 30, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $7,726,814 and $1,825,152, respectively. For the same period, there were no purchases or sales of long-term U.S. Government securities.
6.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of April 30, 2019, the Fund had securities on loan valued at $288,567 and received collateral as reported on the Statement of Assets and Liabilities of $295,818 for such loan which was invested in repurchase agreements collateralized by U.S. Government or U.S. Government Agency securities. The repurchase agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.
Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. The following table summarizes the cash collateral liability under the securities lending agreement by class of securities loaned as of April 30, 2019. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.

Annual Report - April 30, 2019

Security lending transactions	Total (a)
Common Stocks	$49,565
Exchange Traded Funds	246,253
Total secured borrowings	$295,818
(a)	The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.
7.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
8.  SUBSEQUENT EVENT
Management has reviewed all events subsequent to April 30, 2019, including the estimates inherent in the process of preparing these financial statements, through the date the financial statements were issued. No subsequent events requiring adjustment or disclosure have occurred.

Annual Report - April 30, 2019

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Directors of Great-West Funds, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West Core Strategies: U.S. Equity Fund (the “Fund”), one of the funds of Great-West Funds, Inc., as of April 30, 2019, the related statements of operations and changes in net assets and the financial highlights for the period from June 25, 2018 (commencement of operations) to April 30, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2019, the results of its operations, the changes in its net assets, and the financial highlights for the period from June 25, 2018 (commencement of operations) to April 30, 2019, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Denver, Colorado
June 19, 2019
We have served as the auditor of one or more Great-West investment companies since 1982.

TAX INFORMATION (unaudited)
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the period ended April 30, 2019, 100% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Investment Advisory Contract Approval
The Board of Directors (the “Board”) of Great-West Funds, Inc. (the “Company”), including the Directors who are not interested persons of the Company (the “Independent Directors”), at a meeting held on April 17, 2019 (the “Meeting”), approved the continuation of (i) the investment advisory agreement (the “Advisory Agreement”) between Great-West Capital Management, LLC (“GWCM”) and the Company, on behalf of the Great-West Core Strategies Funds (each, a “Fund,” collectively, the “Funds”), and (ii) with the exception of the Great-West Core Strategies: Short Duration (“Short Duration”), the investment sub-advisory agreements (the “Sub-Advisory Agreements”) by and among the Company, GWCM and each of the following sub-advisers (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”):
Fund	Sub-Adviser(s)
Great-West Core Strategies: U.S. Equity (“U.S. Equity”)	Irish Life Investment Managers Limited (“ILIM”)
J.P. Morgan Investment Management Inc. (“J.P. Morgan”)
Loomis, Sayles & Company, L.P. (“Loomis Sayles”)
Putnam Investment Management, LLC (“Putnam”)
Great-West Core Strategies: International Equity (“International Equity”)	ILIM
Great-West Core Strategies: Inflation-Protected Securities (“Inflation-Protected Securities”)	Goldman Sachs Asset Management, L.P. (“Goldman Sachs”)
Great-West Core Strategies: Flexible Bond (“Flexible Bond”)	Loomis Sayles
Pursuant to the Advisory Agreement, GWCM acts as investment adviser and, subject to oversight by the Board, directs the investments of each Fund in accordance with its investment objective, policies and limitations. GWCM also provides, subject to oversight by the Board, the management and administrative services necessary for the Funds’ operation. In addition, GWCM is responsible for allocating the assets of each Fund (with the exception of Short Duration) among one or more sub-advisers. In this connection, each Fund other than Short Duration operates under a manager-of-managers structure pursuant to an order issued by the United States Securities and Exchange Commission, which permits GWCM to enter into and materially amend the Sub-Advisory Agreements with Board approval but without shareholder approval. Under this structure, GWCM is also responsible for monitoring and evaluating the performance of each Sub-Adviser and for recommending the hiring, termination and replacement of each Sub-Adviser to the Board.
Pursuant to its respective Sub-Advisory Agreement, each Sub-Adviser, subject to general supervision and oversight by GWCM and the Board, is responsible for the day-to-day management of the investment and reinvestment of the assets of the applicable Fund(s) or its allocated portion thereof, which includes making decisions to buy, sell or hold any particular security.
On March 18, 2019, the Independent Directors met separately with independent legal counsel in advance of the Meeting to evaluate information furnished by GWCM and each Sub-Adviser in connection with the proposed continuation of the Advisory Agreement and Sub-Advisory Agreements (collectively, the “Agreements” or each, an “Agreement”), and met separately with representatives of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, 1 and with GWCM to review comparative information on each Fund’s investment performance, fees and expenses. The Independent Directors also considered additional information provided in response to their requests made following the March meeting. In addition, at the Meeting the Independent Directors met with representatives of an independent provider of mutual fund advisory contract renewal consulting services (the “Independent Fee Consultant”) to review comparative information regarding each Fund’s investment performance, fees and expenses, and further discussed such information with GWCM.

1 In 2015, Broadridge acquired the fiduciary services and competitive intelligence business unit from Lipper, Inc. (“Lipper”).

In approving the continuation of the Agreements, the Board considered such information as the Board deemed reasonably necessary to evaluate the terms of the Agreements. The Board noted that performance information is provided to the Board on an ongoing basis at regular Board meetings held throughout the year. In its deliberations, the Board did not identify any single factor as being determinative. Rather, the Board’s approvals were based on each Director’s business judgment after consideration of the information as a whole. Individual Directors may have weighed certain factors differently and assigned varying degrees of materiality to information considered by the Board.
Based upon its review of the Agreements and the information provided to it, the Board concluded that each Agreement was reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment. The principal factors and conclusions that formed the basis for the Directors’ determinations to approve the continuation of the Agreements are discussed below.
Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of services provided and to be provided to each Fund by GWCM and the applicable Sub-Advisers, as applicable (each, an “adviser”). Among other things, the Board considered, as applicable, with respect to each applicable Fund, each adviser’s personnel, experience, resources and performance track record, its ability to provide or obtain such services as may be necessary in managing, acquiring and disposing of investments on behalf of the Fund, and its ability to provide research and to obtain and evaluate the economic, statistical and financial data relevant to the investment policies of the Fund. The Board also reviewed, as applicable, the qualifications, background and responsibilities of the senior personnel serving the Funds and the portfolio management teams responsible for the day-to-day management of the Funds, as well as each adviser’s efforts to attract, retain and motivate capable personnel to serve the Funds. In addition, the Board considered, as applicable, each adviser’s reputation for management of its investment strategies, its disaster recovery procedures, including cyber security risk mitigation, its overall financial condition and ability to carry out its obligations to the Fund(s), its technical resources, operational capabilities, and compliance policies and procedures, including for liquidity risk management oversight, as well as each adviser’s practices, as applicable, regarding the selection and compensation of brokers and dealers for the execution of portfolio transactions and the procedures it uses for obtaining best execution of portfolio transactions. Consideration was also given to the fact that the Board meets with representatives of each Sub-Adviser every year to discuss portfolio management strategies and performance. Additionally, the quality of each adviser’s communications with the Board, as well as the adviser’s responsiveness to the Board, were taken into account. The Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by GWCM and each applicable Sub-Adviser.
Investment Performance
With respect to each Fund’s investment performance, the Board noted that each Fund commenced operations on June 25, 2018 (with respect to each Fund’s Institutional Class shares), and given the limited operating period Broadridge determined that there was no meaningful performance record to include in its report. In this connection, the Board considered that it had initially approved the Agreements at a meeting held on April 20, 2018 (the “April 2018 Meeting”). Although the Agreements were subject to an initial two-year term with respect to each of the Funds, GWCM requested that the Board consider the continuation of the Agreements at the Meeting in order to align the timing of the Board’s assessment of the Agreements with the Board’s annual contract review process for the Advisory Agreement, with respect to other funds of the Company, and, as applicable, for other investment sub-advisory agreements with the Sub-Advisers. Given the circumstances, the Board noted its review at the April 2018 Meeting—with respect to GWCM for Flexible Bond and Short Duration and to each Sub-Adviser—of historical performance results of similar other funds of the Company managed by GWCM or the Sub-Adviser or a composite of accounts managed by the Sub-Adviser using the same investment strategy as it would use to manage the applicable Fund or its respective portion of such Fund. The Board also noted its consideration at the April 2018 Meeting that, in evaluating the Sub-Advisory Agreements, it was taking into account its accumulated experience with Goldman Sachs, ILIM, J.P. Morgan, Loomis Sayles and Putnam in serving as sub-adviser(s) to certain of the Company’s other funds. Similarly, the Board noted that, in evaluating the Advisory Agreement, it was taking into account its accumulated experience in working with GWCM on matters relating to the Company’s other funds. The Board thus took into account its determination at the April 2018 Meeting that it was satisfied with the investment performance of GWCM and each Sub-Adviser. In addition, the Board considered GWCM’s processes for overseeing and analyzing each Sub-Adviser’s performance. The Board determined that it was satisfied with the information provided regarding each Fund’s investment performance.

Costs and Profitability
The Board considered the costs of services provided by GWCM and the Sub-Advisers from their relationships with each Fund, as applicable. With respect to the costs of services, the Board considered the structure and the level of the investment management fees and other expenses payable by each Fund. In this regard, the Board noted that GWCM has contractually agreed to limit the fees and expenses of each Fund through August 28, 2020.
With respect to each Fund other than Short Duration, which has no sub-adviser, the Board noted that GWCM, not the Fund, pays the sub-advisory fees to the Sub-Advisers. In evaluating the management fee and total expense ratio of each Fund, the Board considered the fees payable by and the total expense ratio of a peer group of funds managed by other investment advisers, as determined by Broadridge, based on Lipper fund classifications. Specifically, the Board considered (i) each Fund’s management fee as provided in the Advisory Agreement (the “Contractual Management Fee”) in comparison to the contractual management fees of the peer group of funds and (ii) each Fund’s total expense ratio in comparison to the peer group funds’ total expense ratios (in all cases, net of any waivers, if applicable). In addition, the Board considered each Fund’s total expense ratio in comparison to the median expense ratios for all funds in the peer group.
The Board observed that the Contractual Management Fee for each of Flexible Bond, International Equity, Short Duration and U.S. Equity was lower than its peer group median contractual management fee, and the Contractual Management Fee for Inflation-Protected Securities was the same as its peer group median contractual management fee. The Board also observed that each Fund’s total annual operating expense ratio was lower than its median peer group expense ratio, ranking in the first quintile of its peer group (with the first quintile being the lowest expenses and the fifth quintile being the highest expenses). In addition, the Board reviewed a report from the Independent Fee Consultant assessing expenses and noted the Independent Fee Consultant’s conclusion that the management fees and total expenses of each Fund are reasonable in relation to the services delivered.
The Board also reviewed information regarding the fees charged by GWCM and the Sub-Advisers, as applicable, to similar other funds of the Company managed by GWCM and the Sub-Advisers, as applicable, and noted that such fees were consistent or competitive with those charged to the other funds and GWCM, as applicable, and that the Board had determined that the fees charged to such other funds and GWCM were reasonable.
The Board further considered the overall financial soundness of GWCM and the Sub-Advisers and the profits estimated to be realized by GWCM and certain of the Sub-Advisers. The Board reviewed the financial statements from GWCM and the Sub-Advisers and profitability information from GWCM and certain of the Sub-Advisers. In evaluating the information provided by GWCM, the Board noted that there is no recognized standard or uniform methodology for determining profitability for this purpose. The Board noted that there are limitations inherent in allocating costs and calculating profitability for an organization such as GWCM, and that it is difficult to make comparisons of profitability between advisers because comparative information is not generally publicly available. The Board also reviewed a report from Broadridge comparing pre-tax investment management profitability margins for the latest fiscal year for certain publicly-traded advisers to fund complexes, as compared to GWCM’s estimated complex-level profits. The Board considered that, while GWCM’s overall profitability is not unreasonable, profitability information is affected by numerous factors, including the adviser’s organization, capital structure and cost of capital, the types of funds it manages, its mix of business and the adviser’s assumptions regarding allocations of revenue and expenses. The Board also considered, with respect to the Sub-Advisers, that certain Sub-Advisers estimated profits for the Fund(s) or sleeve(s) they manage, that certain Sub-Advisers provided profitability information for other funds of the Company they manage and that others did not provide an estimate of profits, and it noted that, since the agreements with the latter are at arm’s length, such information was not relevant to its approval of such Sub-Advisory Agreements. Based on the information provided, the Board concluded that the costs of the services provided and the profits estimated to be realized or to have been realized by GWCM and the Sub-Advisers, as applicable, were not unreasonable in relation to the nature, extent and quality of the services to be provided.
Economies of Scale
The Board considered the extent to which economies of scale may be realized as the Funds grow and whether current fee levels reflect these economies of scale for the benefit of investors. In evaluating economies of scale, the Board considered, among other things, the level of management and sub-advisory fees payable by each Fund and GWCM, respectively, as applicable, and whether those fees include breakpoints, as well as comparative fee information and the profitability and financial condition of GWCM. Based on the information provided, the Board concluded that, although there were no current breakpoints in the management fee, any economies of scale were appropriately reflected in the management fee paid by each Fund.
Other Factors
The Board considered ancillary benefits derived or to be derived by GWCM or the Sub-Advisers from their relationships with the Funds as part of the total mix of information evaluated by the Board. In this regard, the Board noted that certain Sub-Advisers receive ancillary benefits from soft-dollar arrangements by which brokers provide research to the Sub-Advisers in return for allocating Fund brokerage to such brokers. The Board noted where services were provided to the Funds by affiliates of GWCM, ILIM and Putnam, including in particular the shareholder services provided by GWCM’s parent company, Great-West Life and Annuity Insurance Company. The Board took into account the fact that the Funds are offered as investment options in a brokerage platform sponsored by an affiliate of GWCM and that an affiliate of GWCM may provide asset allocation services to the investors of such Funds. The Board concluded that each Fund’s management and sub-advisory fees, as applicable, were reasonable, taking into account any ancillary benefits derived or to be derived by GWCM or the Sub-Advisers, as applicable.
Conclusion
Based upon all the information considered and the conclusions reached, the Board determined that the terms of each Agreement continue to be reasonable and that the continuation of the Agreement(s) is in the best interests of each Fund.

Fund Directors and Officers
Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 75	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Manager, 6K Ranch, LLC; Director, Guaranty Bancorp & Gold, Inc.	64	N/A
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 75	Independent Director & Audit Committee Chair	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; Director, Guaranty Bancorp	64	N/A
Steven A. Lake 8515 East Orchard Road, Greenwood Village, CO 80111 64	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; Executive Member, Sage Investment Holdings, LLC; Senior Managing Director, CBIZ MHM, LLC	64	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 59	Independent Director	Since 2017	Director, Prima Capital Holdings; ALPS Fund Services; Colorado State Housing Board; Colorado Developmental Disabilities Council; Regional Center Task Force; and Mental Health Center of Denver	64	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
James A. Hillary***** 8515 East Orchard Road, Greenwood Village, CO 80111 55	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Founder, Chairman and Chief Executive Officer, Independence Capital Asset Partners, LLC; Member, Fios Partners LLC, Fios Holdings LLC, and Sole Member, Fios Companies LLC	64	N/A
Interested Directors**
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Scott C. Sipple 8515 East Orchard Road, Greenwood Village, CO 80111 56	Director, President & Chief Executive Officer	Since 2017	President, Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, GWCM and Advised Assets Group, LLC ("AAG"); formerly, Head of Global Investment Strategies, Putnam Investment Management LLC	64	N/A
Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Scott C. Sipple 8515 East Orchard Road, Greenwood Village, CO 80111 56	Director, President & Chief Executive Officer	Since 2017	President, Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, GWCM and AAG; formerly, Head of Global Investment Strategies, Putnam Investment Management LLC	64	N/A
Katherine Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 62	Chief Compliance Officer	Since 2016	Chief Compliance Officer, AAG and GWCM; formerly, Vice President & Chief Compliance Officer, Mutual Funds, AIG, Consumer Insurance	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 44	Vice President, Counsel & Secretary	Since 2010 (as Counsel & Secretary) Since 2016 (as Vice President)	Associate General Counsel, Products & Corporate, GWL&A;Associate General Counsel & Associate Secretary, GWL&A and Great-West Life & Annuity Insurance Company of New York ("GWL&A of NY"); Vice President, Counsel & Secretary, AAG, GWCM, and GWFS; formerly, Assistant Vice President, GWCM	N/A	N/A
Mary C. Maiers 8515 East Orchard Road, Greenwood Village, CO 80111 51	Chief Financial Officer & Treasurer	Since 2008 (as Treasurer) Since 2011 (as Chief Financial Officer)	Vice President Investment Accounting and Global Middle Office, GWL&A; Vice President and Treasurer, Great-West Trust Company, LLC ("GWTC"); Chief Financial Officer & Treasurer, GWCM	N/A	N/A
Cara B. Owen 8515 East Orchard Road, Greenwood Village, CO 80111 37	Senior Counsel & Assistant Secretary	Since 2015	Senior Counsel, Products, GWL&A; Senior Counsel & Assistant Secretary, GWCM, GWTC, and AAG	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 51	Assistant Treasurer	Since 2007	Director, Investment Operations, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 43	Assistant Treasurer	Since 2016	Assistant Vice President, Fund Administration, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
*A Director who is not an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”
**An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) by virtue of their affiliation with Great-West Capital Management, LLC.

*** Each director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. The remaining Independent Directors determined that Ms. Klapper and Mr. McConahey should continue on the Board until at least May 1, 2020. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West Core Strategies: U.S. Equity Fund and other series of Great-West Funds. Mr. Hudner has personal investments in a mutual fund advised by J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West Core Strategies: U.S. Equity Fund and other series of Great-West Funds. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
*****Mr. Hillary is the Founder, Chairman and Chief Executive Officer of Independence Capital Asset Partners, LLC (“ICAP”), which has a prime brokerage and institutional trading relationship with Goldman Sachs & Co., the parent company of Goldman Sachs Asset Management, LP, the sub-adviser of the Great-West Core Strategies: Inflation-Protected Securities Fund and other series of Great-West Funds. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West Core Strategies: U.S. Equity Fund and other series of Great-West Funds. Mr. Hillary receives no special treatment due to the relationship.
There are no arrangements or understandings between any Director or Officer and any person(s) pursuant to which s/he was elected as Director or Officer.
Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at http://www.greatwestfunds.com.
Availability of Quarterly Portfolio Schedule
Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q (or any successor forms). Great-West Funds' Forms N-Q (or any successor forms) are available on the Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Record
Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Registrant’s Code of Ethics is attached hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen A. Lake is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $0 for fiscal year 2018 and $116,940 for fiscal year 2019.

(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $0 for fiscal year 2018 and $0 for fiscal year 2019. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2018 and $0 for fiscal year 2019.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service

1No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Great-West Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2018 equaled $1,216,400 and for fiscal year 2019 equaled $1,192,500.

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12. DISCLOSURE OF LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 13. EXHIBITS.
(a)   (1) Code of Ethics required by Item 2 of Form N-CSR is incorporated by reference to registrant's Form N-CSRs filed on March 1, 2017 (File No. 2-75503).
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(4) Not applicable.
(b)   A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
GREAT-WEST FUNDS, INC.
By:	/s/ Scott C. Sipple

Scott C. Sipple
President & Chief Executive Officer
Date:June 19, 2019
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Scott C. Sipple

Scott C. Sipple
President & Chief Executive Officer
Date:June 19, 2019
By:	/s/ Mary C. Maiers

Mary C. Maiers
Chief Financial Officer & Treasurer
Date:June 19, 2019